UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 12, 2014, QuinStreet, Inc. (the “Company”) issued a press release announcing its financial results for its fourth fiscal quarter ended June 30, 2014. A copy of this press release titled “QuinStreet Reports Financial Results for Fourth Quarter and Fiscal Year 2014” is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 6, 2014, the board of directors (the “Board”) of the Company appointed Marjorie Sennett as a class III director to hold office until the Company’s 2015 annual meeting of stockholders, or until her earlier resignation or removal. As compensation for her service on the Board, Ms. Sennett will receive the Company’s standard compensation for non-employee directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release dated August 12, 2014 titled “QuinStreet Reports Financial Results for Fourth Quarter and Fiscal Year 2014”

The information contained in Items 2.02, 9.01 and the exhibits furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: August 12, 2014	By:	/s/ Douglas Valenti
Douglas Valenti
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated August 12, 2014 titled “QuinStreet Reports Financial Results for Fourth Quarter and Fiscal Year 2014”

The information contained in Items 2.02, 9.01 and the exhibits furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.